GOING CONCERN AND MANAGEMENT'S PLAN	12 Months Ended
Sep. 30, 2024
GOING CONCERN AND MANAGEMENT'S PLAN
GOING CONCERN AND MANAGEMENT'S PLAN

NOTE B – GOING CONCERN AND MANAGEMENT’S PLAN

The Company has recurring net losses, which have resulted in an accumulated deficit of $309,672,755 as of September 30, 2024. The Company incurred a net loss of $7,088,306 and incurred negative operating cash flow of $13,711,397 for the fiscal year ended September 30, 2024.These factors raise substantial doubt about the Company’s ability to continue as a going concern for one year from the issuance of the financial statements. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan, raise capital, and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company’s current capital resources include cash and cash equivalents. Historically, the Company has financed its operations principally from the sale of equity and equity-linked securities.

As discussed below in Note M, on October 31, 2024, we closed on a registered direct offering and received net proceeds, after deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $5.8 million. As a result of this offering, the Company’s consolidated cash balance as of November 30, 2024 was approximately $10.1 million.